Exhibit 99.1

Release:	Immediate

Contact:	Linda Heller (investment community)	David Miller (editorial/media)
	(408) 986-7977	(408) 563-9582
APPLIED MATERIALS ANNOUNCES RESULTS
FOR SECOND QUARTER OF FISCAL 2008
•	Net Sales: $2.15 billion (15% decrease year over year; 3% increase quarter over quarter)

•	Net Income: $303 million (26% decrease year over year; 15% increase quarter over quarter)

•	EPS: $0.22 ($0.07 decrease year over year; $0.03 increase quarter over quarter)

•	New Orders: $2.41 billion (9% decrease year over year; 3% decrease quarter over quarter)
     SANTA CLARA, Calif., May 13, 2008 — Applied Materials, Inc. reported results for its second fiscal quarter ended April 27, 2008. Net sales were $2.15 billion, down 15 percent from $2.53 billion for the second quarter of fiscal 2007, and up 3 percent from $2.09 billion for the first quarter of fiscal 2008. Gross margin for the second quarter of fiscal 2008 was 45.0 percent, up from 44.9 percent for the second quarter of fiscal 2007, and up from 44.8 percent for the first quarter of fiscal 2008. Net income for the second quarter of fiscal 2008 was $303 million, or $0.22 per share, down from net income of $411 million, or $0.29 per share, for the second quarter of fiscal 2007, and up from net income of $262 million, or $0.19 per share, for the first quarter of fiscal 2008.
     New orders of $2.41 billion for the second quarter of fiscal 2008 decreased 9 percent from $2.65 billion for the second quarter of fiscal 2007, and decreased 3 percent from $2.50 billion for the first quarter of fiscal 2008. Regional distribution of new orders for the second quarter of fiscal 2008 was: Korea 22 percent, Taiwan 22 percent, Southeast Asia and China 18 percent, Japan 13 percent, Europe 13 percent, and North America 12 percent. Backlog at the end of the second quarter of fiscal 2008 was $4.59 billion, compared to $4.10 billion at the end of the first quarter of fiscal 2008.
     “This quarter’s performance demonstrates our focus on operational execution and prudent cost controls across all of our businesses,” said Mike Splinter, president and CEO. “We are ramping our display and solar businesses while addressing the challenges of a weaker global chip equipment market.
     “During the quarter, we established our leadership in the crystalline silicon solar equipment market, built on our momentum in thin film solar products and disclosed the industry’s first gigawatt-scale, thin film solar project. In addition, we launched a new mask inspection system, the Aera2™. Applied has significant opportunities ahead as we deliver on our promise to utilize our nanomanufacturing technology to improve the way people live,” concluded Splinter.
     Non-GAAP net income for the second quarter of fiscal 2008 was $362 million, or $0.26 per share, compared to non-GAAP net income of $509 million, or $0.36 per share, for the second quarter of fiscal 2007, and $345 million or $0.25 per share for the first quarter of fiscal 2008. Non-GAAP adjustments are explained below and detailed in the accompanying Reconciliation of GAAP to Non-GAAP Results.

     Results by reportable segment for the second quarter of fiscal 2008, the first quarter of fiscal 2008, and the second quarter of fiscal 2007 were:

	Three Months Ended			Three Months Ended			Three Months Ended
	April 27, 2008			January 27, 2008			April 29, 2007
			Operating			Operating			Operating
	New	Net	Income	New	Net	Income	New	Net	Income
(In millions)	Orders	Sales	(Loss)	Orders	Sales	(Loss)	Orders	Sales	(Loss)
Silicon	$1,061	$1,268	$448	$1,075	$1,237	$445	$1,939	$1,738	$606

Applied Global Services	602	599	159	610	595	149	586	589	157

Display	493	198	59	555	133	34	60	160	28

Energy and Environmental Solutions	257	85	(71)	260	122	(48)	63	43	(15)
     Effective in the first quarter of fiscal 2008, Applied changed its management reporting system for services, with all service results reported in the Applied Global Services segment. Fiscal 2007 segment information has been reclassified to conform to the fiscal 2008 presentation.
     Non-GAAP net income and non-GAAP EPS, detailed in the accompanying Reconciliation of GAAP to Non-GAAP Results, exclude charges related to (i) equity-based compensation, (ii) certain items associated with acquisitions, including amortization of intangibles and inventory fair value adjustments on products sold, (iii) restructuring and asset impairments, (iv) certain costs associated with ceasing development of beamline implant products, and/or (v) the resolution of income tax audits and changes in tax credits. Management uses non-GAAP net income and non-GAAP EPS to evaluate the company’s operating and financial performance in light of business objectives and for planning purposes. These measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Applied believes that these measures enhance investors’ ability to review the company’s business from the same perspective as the company’s management and facilitate comparisons of this period’s results with prior periods. The presentation of this additional information should not be considered a substitute for net income or EPS prepared in accordance with GAAP.
     Applied Materials will discuss its fiscal 2008 second quarter results, along with its outlook for the third quarter of fiscal 2008, on the earnings call today beginning at 1:30 p.m. Pacific Daylight Time. A webcast of the earnings call will be available at www.appliedmaterials.com.
     This press release contains forward-looking statements, including statements regarding Applied’s performance, operational efficiencies, products, strategic position and opportunities, and the industry outlook. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “should,” “will,” “forecast” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the level of demand for nanomanufacturing technology products, which is subject to many factors, including global economic and market conditions, business and consumer spending, demand for electronic products and semiconductors, governmental renewable energy policies and incentives, and geopolitical uncertainties; customers’ utilization rates and capacity requirements, including capacity utilizing the latest technology; customers’ ability to acquire sufficient capital, obtain regulatory approvals and/or fulfill infrastructure requirements; variability of operating results among the company’s reportable segments caused by differing conditions in the served markets; the successful implementation and effectiveness of initiatives to enhance global operations and efficiencies; the successful performance of acquired businesses and joint ventures; Applied’s ability to (i) successfully develop, deliver and support a broad range of products and expand its markets and develop new markets, (ii) maintain effective cost controls and timely align its cost structure with business conditions, (iii) effectively plan and manage its resources and production capability, including its supply chain, (iv) obtain and protect intellectual property rights in key technologies, and (v) attract, motivate and retain key employees; and other risks described in Applied Materials’ SEC filings, including its reports on Forms 10-K, 10-Q and 8-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. The company undertakes no obligation to update any forward-looking statements.
     Applied Materials, Inc. (Nasdaq:AMAT) is the global leader in Nanomanufacturing Technology™ solutions with a broad portfolio of innovative equipment, services and software products for the fabrication of semiconductor chips, flat panel displays, solar photovoltaic cells, flexible electronics and energy-efficient glass. At Applied Materials, we apply Nanomanufacturing Technology to improve the way people live. Learn more at www.appliedmaterials.com.

APPLIED MATERIALS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
	April 27,	April 29,	April 27,	April 29,
(In thousands, except per share amounts)	2008	2007	2008	2007

Net sales	$2,149,998	$2,529,561	$4,237,395	$4,806,828
Cost of products sold	1,183,170	1,392,951	2,335,586	2,607,680

Gross margin	966,828	1,136,610	1,901,809	2,199,148

Operating expenses:
Research, development and engineering	287,122	291,044	560,341	578,611
Marketing and selling	119,410	112,107	243,327	219,019
General and administrative	122,035	119,391	238,011	241,202
Restructuring and asset impairments	510	25,044	49,496	21,766

Income from operations	437,751	589,024	810,634	1,138,550

Pre-tax loss of equity method investment	9,766	5,924	19,352	9,861
Interest expense	6,256	8,845	10,801	19,313
Interest income	32,414	34,022	62,984	64,125

Income before income taxes	454,143	608,277	843,465	1,173,501

Provision for income taxes	151,636	196,833	278,582	358,581

Net income	$302,507	$411,444	$564,883	$814,920

Earnings per share:
Basic	$0.22	$0.30	$0.41	$0.59
Diluted	$0.22	$0.29	$0.41	$0.58

Weighted average number of shares:
Basic	1,356,705	1,391,076	1,363,975	1,392,477
Diluted	1,373,314	1,407,255	1,379,071	1,408,224

APPLIED MATERIALS, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS

	April 27,	October 28,
(In thousands)	2008	2007

ASSETS

Current assets:
Cash and cash equivalents	$1,098,259	$1,202,722
Short-term investments	1,357,097	1,166,857
Accounts receivable, net	1,729,487	2,049,427
Inventories	1,626,239	1,313,237
Deferred income taxes	450,187	426,471
Other current assets	345,669	448,879

Total current assets	6,606,938	6,607,593

Long-term investments	1,392,504	1,362,425
Property, plant and equipment	2,766,315	2,782,204
Less: accumulated depreciation and amortization	(1,692,513)	(1,730,962)

Net property, plant and equipment	1,073,802	1,051,242

Goodwill, net	1,176,122	1,006,410
Purchased technology and other intangible assets, net	456,920	373,178
Equity method investment	95,708	115,060
Deferred income taxes and other assets	168,956	146,370

Total assets	$10,970,950	$10,662,278

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current portion of long-term debt	$2,749	$2,561
Accounts payable and accrued expenses	2,598,891	2,221,516
Income taxes payable	105,785	157,549

Total current liabilities	2,707,425	2,381,626

Long-term debt	202,000	202,281
Other liabilities	350,721	256,962

Total liabilities	3,260,146	2,840,869

Stockholders’ equity:
Common stock	13,554	13,857
Additional paid-in capital	5,004,030	4,658,832
Retained earnings	11,265,710	10,863,291
Treasury stock	(8,575,054)	(7,725,924)
Accumulated other comprehensive income	2,564	11,353

Total stockholders’ equity	7,710,804	7,821,409

Total liabilities and stockholders’ equity	$10,970,950	$10,662,278

APPLIED MATERIALS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

	Six Months Ended
	April 27,	April 29,
(In thousands)	2008	2007

Cash flows from operating activities:
Net income	$564,883	$814,920
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	154,321	123,978
Loss on fixed asset retirements	21,527	12,476
Restructuring and asset impairments	49,496	21,766
Deferred income taxes	(38,538)	(7,553)
Excess tax benefits from equity-based compensation plans	(5,406)	(3,243)
Acquired in-process research and development expense	—	4,900
Net recognized loss (gain) on investments	(3,560)	3,129
Pretax loss of equity-method investment	19,352	9,861
Equity-based compensation	89,044	82,823
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable, net	385,830	(71,064)
Inventories	(277,478)	(62,442)
Other current assets	116,352	2,969
Other assets	(4,875)	(3,483)
Accounts payable and accrued expenses	195,040	(36,546)
Income taxes payable	(11,803)	(3,725)
Other liabilities	9,548	5,565

Cash provided by operating activities	1,263,733	894,331

Cash flows from investing activities:
Capital expenditures	(137,699)	(131,266)
Cash paid for acquisitions, net of cash acquired	(235,324)	(127,677)
Proceeds from disposition of assets held for sale	—	17,727
Proceeds from sales and maturities of investments	1,285,365	1,400,576
Purchases of investments	(1,530,288)	(1,484,869)

Cash provided (used) for investing activities	(617,946)	(325,509)

Cash flows from financing activities:
Short-term debt repayments	(12)	(302)
Proceeds from common stock issuances	308,463	169,884
Common stock repurchases	(899,984)	(532,015)
Excess tax benefits from equity-based compensation plans	5,406	3,243
Payment of dividends to stockholders	(164,274)	(139,489)

Cash used for financing activities	(750,401)	(498,679)

Effect of exchange rate changes on cash and cash equivalents	151	438

Increase in cash and cash equivalents	(104,463)	70,581

Cash and cash equivalents — beginning of period	1,202,722	861,463

Cash and cash equivalents — end of period	$1,098,259	$932,044

Supplemental cash flow information:
Cash payments for income taxes	$167,185	$365,012
Cash payments for interest	$7,229	$14,049

APPLIED MATERIALS, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended			Six Months Ended
	April 27,	January 27,	April 29,	April 27,	April 29,
(In thousands, except per share amounts)	2008	2008	2007	2008	2007

Non-GAAP Net Income

Reported net income (GAAP basis)	$302,507	$262,376	$411,444	$564,883	$814,920
Equity-based compensation expense	50,322	38,722	47,922	89,044	82,822
Certain items associated with acquisitions [1]	31,144	31,038	23,725	62,182	37,105
Restructuring and asset impairments [2,3,4]	510	48,986	25,044	49,496	21,766
Costs associated with ceasing development of beamline implant products [5]	259	1,021	50,299	1,280	50,299
Resolution of audits of prior years’ income tax filings[6]	–	–	–	–	(29,863)
Income tax effect of non-GAAP adjustments	(23,142)	(37,326)	(49,239)	(60,468)	(62,673)

Non-GAAP net income	$361,600	$344,817	$509,195	$706,417	$914,376

Non-GAAP Net Income Per Diluted Share

Reported net income per diluted share (GAAP basis)	$0.22	$0.19	$0.29	$0.41	$0.58
Equity-based compensation expense	0.03	0.02	0.02	0.05	0.04
Certain items associated with acquisitions	0.02	0.02	0.01	0.03	0.02
Restructuring and asset impairments	–	0.02	0.01	0.02	0.01
Costs associated with ceasing development of beamline implant products	–	–	0.02	–	0.02
Resolution of audits of prior years’ income tax filings	–	–	–	–	(0.02)

Non-GAAP net income – per diluted share	$0.26	$0.25	$0.36	$0.51	$0.65

Shares used in diluted shares calculation	1,373,314	1,383,886	1,407,255	1,379,071	1,408,224

[1]	Incremental charges attributable to acquisitions consisting of inventory fair value adjustments on products sold and amortization of purchased intangible assets. Results for the three and six months ended April 29, 2007 included an in-process research and development charge of $5 million associated with the acquisition of the software division of Brooks Automation, Inc. in the second fiscal quarter of 2007.

[2]	Results for the six months ended April 27, 2008 included restructuring charges of $38 million associated with a global cost reduction plan.

[3]	Results for the fiscal quarters ended April 27, 2008, January 27, 2008 and April 29, 2007 included restructuring and asset impairment charges of $510,000, $11 million and $25 million, respectively, associated with ceasing development of beamline implant products. Results for the three and six months ended April 29, 2007 included restructuring and asset impairment charges of $25 million associated with ceasing development of beamline implant products.

[4]	Results for the three and six months ended April 29, 2007 included a net benefit of $3 million from the sale of the Hillsboro, Oregon facility.

[5]	Results for the fiscal quarters ended April 27, 2008, January 27, 2008 and April 29, 2007 included other operating charges of $259,000, $1 million, and $50 million, respectively, associated with ceasing development of beamline implant products.

[6]	Results for the six months ended April 29, 2007 consisted of a $24 million benefit from the resolution of audits of prior years’ income tax filings and a $6 million benefit related to the retroactive reinstatement to January 1, 2006 of the research and development tax credit.